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                      SECURITIES AND EXCHANGE COMMISSION



                            Washington, D.C. 20549


                                 FORM 8-K/A-1
                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (date of earliest event reported):
                               December 21, 1999



                        ALBANY MOLECULAR RESEARCH, INC.
            (Exact Name of Registrant as specified in its charter)


       Delaware                         000-25323              14-1742717
(State or other jurisdiction         (Commission File        (I.R.S. Employer
     of incorporation)                   Number)            Identification No.)


                     21 Corporate Circle, Albany, NY 12203
             (Address of principal executive offices and zip code)

                                (518) 464-0279
             (Registrant's telephone number, including area code)
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Item 2.   Acquisition or Disposition of Assets
-------   ------------------------------------

     This Current Report on Form 8-K/A-1 is filed as an amendment to the Current Report on Form 8-K filed by Albany Molecular Research, Inc. on January 4, 2000. On December 21, 1999, Albany Molecular Research, Inc., a Delaware corporation (the "Registrant"), made an equity investment in Organichem Corporation, a Delaware corporation ("Organichem"), pursuant to a Stock Purchase Agreement dated as of December 21, 1999 (the "Stock Purchase Agreement"), a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K/A-1 and acquired convertible subordinated debentures of Organichem pursuant to a Debenture Purchase Agreement dated as of December 21, 1999 (the "Debenture Purchase Agreement"), a copy of which is attached as Exhibit 2.2 to this Current Report on Form 8-K/A-1. Pursuant to the terms of the Stock Purchase Agreement, the Registrant acquired 600 shares of Common Stock of Organichem, representing 37.5% of Organichem's outstanding capital stock, for an aggregate purchase price of $15,000,000. In addition, the Registrant acquired convertible subordinated debentures due December 21, 2005 in the principal amount of $15,000,000. The source of funds for both the equity and subordinated debt investment came from the proceeds of the Registrant's initial public offering on February 4, 1999.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
-------   ------------------------------------------------------------------

     Pursuant to Item 7, financial information required by this item will be filed by amendment not later than 60 days following the filing of the Current Report on Form 8-K filed on January 4, 2000.

Exhibit No.         Description
-----------         -----------

2.1* Stock Purchase Agreement dated as of December 21, 1999 by and among the Registrant, Organichem and certain Stockholders named therein.

2.2 Debenture Purchase Agreement dated as of December 21, 1999 by and between the Registrant and Organichem.

99.1* Press release announcing the investment in Organichem to facilitate financing of a management buyout of the Nycomed Amersham, plc chemical manufacturing facility in Rensselaer, New York.

__________________________

* -- Previously filed



                                       2
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 5, 2000          ALBANY MOLECULAR RESEARCH, INC.


                                By: /s/ David P. Waldek
                                   ----------------------------------------
                                   David P. Waldek
                                   Chief Financial Officer

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                                 Exhibit Index
                                 -------------

Exhibit No.         Description
-----------         -----------

2.1* Stock Purchase Agreement dated as of December 21, 1999 by and among the Registrant, Organichem and certain Stockholders named therein.

2.2 Debenture Purchase Agreement dated as of December 21, 1999 by and between the Registrant and Organichem.

99.1* Press release announcing the investment in Organichem to facilitate financing of a management buyout of the Nycomed Amersham, plc chemical manufacturing facility in Rensselaer, New York.

__________________________

* -- Previously filed